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                                                                   Exhibit 10.15



            THIRD AMENDMENT TO ELECTRO-OPTICAL SCIENCES, INC. LEASE



This amendment is made the 6th day of June, 2005, by and between Bridge Street Properties, LLC, a New York Limited Liability Company having an office at One Bridge Street, Irvington, New York 10533, and Electro-Optical Sciences, Inc., a Corporation having an office at One Bridge Street, Irvington, New York 10533.

                                  Witnesseth:

     Whereas, Owner (Bridge Street Properties, LLC) and Tenant (Electro-Optical Sciences, Inc.) entered into a lease dated December 16th, 1998 of certain premises located at One Bridge Street, Irvington, New York and

     Whereas, the term of the lease set forth therein is three years commencing upon, December 16, 1998 and ending upon December 15, 2001 and

     Now, Therefore, the parties hereto agree as follows:

     1. The term set forth herein will be four years and commence July 1, 2005, and end on June 30, 2009.

     2.   The rate to be paid monthly/yearly will be as follows:

                                      Yearly            Monthly
                                      ------            -------
          7/1/05 - 6/30/06         $100,386.00         $8,365.50
          7/1/06 - 6/30/07         $103,397.58         $8,616.47
          7/1/07 - 6/30/08         $106,499.51         $8,874.96
          7/1/08 - 6/30/09         $109,694.49         $9,141.21

     3.   Clause #81, Termination Option, shall be removed.

     4. New HVAC system shall be installed. The system will include 2 thermostatically controlled air dampeners.

     5. A $5,100 electric upgrade to be completed as per the specifications discussed with Andy Lyons.

     6. Security Deposit will increase to $17,232.94 equal to last two months rent.

     7. Continuation of Lease Provisions: Except as amended herein, all other terms and conditions of the Lease shall remain in full force and effect for the duration of the Lease.


/s/ William Thompson                        /s/ William Bronner
_____________________________________        __________________________________
Bridge Street Properties, LLC                Electro-Optical Science, Inc.



Managing Member                              Vice President
_____________________________________        __________________________________
Title                                        Title


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